UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 12, 2015

Heat Biologics, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35994	26-2844103
(Commission File Number)	(IRS Employer Identification No.)

801 Capitola Drive

Durham, NC  27713

(Address of principal executive offices and zip code)

(919) 240-7133

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. – Entry into a Material Definitive Agreement

On January 12, 2015, Heat Biologics, Inc. (the “Company”) entered into an amendment to its Employment Agreement with Anil K. Goyal, Ph.D., the Company’s Vice President of Business Development, dated March 3, 2014 (the “Schreiber Amendment”), to increase Dr. Goyal’s annual base salary to $255,000.

On January 12, 2015, the Company entered into an amendment to its Employment Agreement with Melissa Price, Ph.D., the Company’s Vice President of Clinical and Regulatory Affairs, dated October 1, 2013, as amended on January 20, 2014 (the “Price Amendment”), to increase Dr. Price’s annual base salary to $250,000.

On January 12, 2015, the Company entered into an amendment to its Employment Agreement with Taylor Schreiber, M.D., Ph.D., the Company’s Vice President of Research, dated March 3, 2014 (the “Schreiber Amendment”), to increase Dr. Schreiber’s annual base salary to $250,000.

The foregoing summary descriptions of the Goyal Amendment, the Price Amendment and the Schreiber Amendment do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of such documents that are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See Item 1.01 for a description of the Goyal Amendment, the Price Amendment and the Schreiber Amendment.  The information set forth in Item 1.01 is hereby incorporated by reference into this Item 5.02.

In addition, on January 12, 2015, the Company’s named executive officers were awarded the following 2014 year-end bonus compensation: Jeffrey A. Wolf, the Company’s Chief Executive Officer, was granted options to purchase 12,500 shares of the Company’s common stock (the “Common Stock”) and received a cash bonus in the amount of $127,500; Dr. Goyal was granted options to purchase 12,500 shares of Common Stock and received a cash bonus in the amount of $49,500; Dr. Price received a cash bonus in the amount of $47,250; and Dr. Schreiber was granted options to purchase 10,000 shares of Common Stock and received a cash bonus in the amount of $39,483.  The stock options granted have an exercise price of $4.53, which is the closing price of the Common Stock on the grant date (January 12, 2015), vest immediately, pro rata, on a monthly basis, over a four (4) year period and expire ten (10) years from the date of the grant, unless terminated earlier.  The stock options were granted pursuant to the Company’s 2014 Stock Incentive Plan and the Company’s existing registration statement on Form S-8 for the 2014 Stock Incentive Plan.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Amendment to Employment Agreement between the Company and Anil K. Goyal, Ph.D., dated January 12, 2015
10.2	Amendment to Employment Agreement between the Company and Melissa Price, Ph.D., dated January 12, 2015
10.3	Amendment to Employment Agreement between the Company and Taylor Schreiber, M.D., Ph.D., dated January 12, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 16, 2015	HEAT BIOLOGICS, INC.

	By:	/s/ Jeffrey A. Wolf
	Name:	Jeffrey A. Wolf
	Title:	Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment to Employment Agreement between the Company and Anil K. Goyal, Ph.D., dated January 12, 2015
10.2	Amendment to Employment Agreement between the Company and Melissa Price, Ph.D., dated January 12, 2015
10.3	Amendment to Employment Agreement between the Company and Taylor Schreiber, M.D., Ph.D., dated January 12, 2015